EXHIBIT 3

Certificate of the President and Chief Executive Officer Pursuant to 18 U.S.C.
Section 1350, as Enacted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

The following certifications accompany the interim report on Form 6-K pursuant to 18 U.S.C. Section1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not, except to the extent required by 18 U.S.C. Section 1350, as enacted pursuant to the Sarbanes-Oxley Act of 2002, be deemed filed by Suncor Energy Inc. for the purposes of Section 18 of the Securities Exchange Act of 1934.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ENACTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Suncor Energy Inc. (the “Registrant”), is filing its [interim] report on Form 6-K for the first fiscal quarter ended March 31, 2003 (the “Report”) with the Securities and Exchange Commission.

I, RICHARD L. GEORGE, President and Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)                                     the Report fully complies with the requirements of section 13(a) or 15(d) of the Exchange Act;  and

(ii)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/ RICHARD L. GEORGE
RICHARD L. GEORGE
President and Chief Executive Officer
Suncor Energy Inc.

DATE:	April 24, 2003

A signed version of this written statement required by Section 906 has been provided to Suncor Energy Inc. and will be retained by Suncor Energy Inc. and furnished to the Securities and Exchange Commission or its staff upon request.